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                                                                    Exhibit 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference in Registration Statement No. 333-82849 on Form S-3, of our report dated October 18, 1999 relating to the financial statements of Registry Magic Incorporated appearing in the Company's Annual Report on Form 10-KSB for the year ended July 31, 1999.



                                             /s/ BDO Seidman, LLP
                                             -----------------------------------
                                             BDO Seidman, LLP

Miami, Florida
November 15, 1999